UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA PRECISION STEEL, INC.
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA PRECISION STEEL, INC.
18th Floor, Teda Building
87 Wing Lok Street, Sheung Wan, Hong Kong
+852-2543-2290

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 30, 2011

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of China Precision Steel, Inc., a Delaware corporation (the “Company”), will be held on Monday, June 30, 2011, at 10:00 a.m., local time, at the Meeting Room, 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, for the following purposes:

1.
To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of Moore Stephens as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011;

3.	To have an advisory vote on executive compensation;

4.	To have an advisory vote on the frequency of holding an advisory vote on executive compensation; and

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

If you owned our common stock at the close of business on June 2, 2011, you may attend and vote at the meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2010 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

/s/ Hai Sheng Chen
Hai Sheng Chen
Chief Executive Officer

CHINA PRECISION STEEL, INC.
18th Floor, Teda Building
87 Wing Lok Street, Sheung Wan, Hong Kong
+852-2543-2290

PROXY STATEMENT

The Board of Directors (the “Board”) of China Precision Steel, Inc., a Delaware corporation (“we” or the “Company”) is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for the 2011 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on Monday, June 30, 2011, at 10:00 a.m., local time, at the Meeting Room, 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You have received this proxy statement and our annual report because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement. These actions include the election of directors; ratification of the appointment of the independent registered public accounting firm (which we sometimes refer to as the “independent auditors”); an advisory (that is, nonbinding) vote on executive compensation; and an advisory vote on the frequency of holding an advisory vote on executive compensation. An additional purpose of the annual meeting is to transact any other business that may properly come before the annual meeting and any and all adjournments or postponements of the annual meeting.

Who can attend the annual meeting?

All stockholders of record at the close of business on June 2, 2011, the record date, or their duly appointed proxies, may attend the annual meeting.

What proposals will be voted on at the annual meeting?

Stockholders will vote on four proposals at the annual meeting:

•	the election of directors;

•	the ratification of Moore Stephens as the Company’s independent auditors for the fiscal year ending June 30, 2011;

•	an advisory vote on executive compensation; and

•	an advisory vote on the frequency of holding an advisory vote on executive compensation.

What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR election of the nominated directors;

•	FOR ratification of Moore Stephens as the Company’s independent auditors for the fiscal year ending June 30, 2011;

•	FOR approval of the compensation of our named executive officers.

The Board has not made a recommendation on the frequency of holding an advisory vote on executive compensation. Stockholders may vote for having an advisory vote every year, every two years, or every three years, or they may abstain from voting on this proposal.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on June 2, 2011, which we refer to as the Record Date, are entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 46,562,955 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals. No other class of voting securities is outstanding on the date of mailing of this proxy statement.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the “stockholder of record.” This proxy and our Annual Report have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy and the Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in with your proxy materials.

How do I vote my shares?

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by using the Internet or telephone or by mail, if you received a printed set of the proxy materials:

By Internet – If you have Internet access, you may submit your proxy via the Internet by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

By Telephone or Mail – If you received printed proxy materials, you may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. If you received a Notice, you may submit your proxy by telephone after accessing the proxy materials via the Internet. You may also submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the envelope provided. If you provide specific voting instructions, your shares will be voted as you have instructed. Voting by telephone is not available to persons outside of the United States.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

•	FOR the election of the five nominees for director;

•	FOR the ratification of Moore Stephens as the Company’s independent auditors for the fiscal year ending June 30, 2011;

•	FOR the approval of the compensation of our named executive officers.

Each share of common stock is entitled to one vote. The record date for determining stockholders entitled to notice of and to vote at the annual meeting is June 2, 2011. As of that date, there were 46,562,955 shares of our common stock outstanding.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Delaware law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

Proposal 2 (ratification of auditors) involves a matter that we believe will be considered routine. All other proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided on your proxy card.

What is required to approve each item?

•
For Proposal No. 1 (election of directors), each director must be elected by a plurality of votes cast with respect to such director (i.e., the number of shares voted “for” a director nominee must exceed the number of votes “withheld” from that nominee). Abstentions and broker non-votes are not counted for purposes of the election of directors.

•
For Proposal No. 2 (ratification of independent auditors) and Proposal No. 3 (advisory vote on executive compensation), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•
For Proposal No. 4 (advisory vote on the frequency of holding an advisory vote on executive compensation), the alternative — that is, every one, two or three years — receiving the greatest number of votes will be the frequency that stockholders approve.

•
For any other matters on which stockholders are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors and the frequency of holding an advisory vote on executive compensation, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares for routine matters.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

Our bylaws require that, in uncontested elections, each director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” a director nominee must exceed the number of votes “withheld” from that nominee in order for that nominee to be elected. Only votes “for” or “withheld” are counted as votes cast with respect to a director. Abstentions and broker non-votes will have no effect.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by calling the toll-free telephone number identified in the Notice, or by accessing the Internet website specified in the Notice, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, or by attending and voting in person at the Meeting. Unless revoked, the shares represented by timely received proxies will be voted in accordance with the directions given therein. Your most current proxy card or telephone or Internet proxy is the one that is counted.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the previously convened Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

What is “householding?”

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as "householding," permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who wish to opt out of, or wish to begin, householding may contact our Corporate Secretary through one of the following methods:

•	by sending a written request by mail to:

China Precision Steel, Inc.
18th Floor, Teda Building
87 Wing Lok Street, Sheung Wan
Hong Kong
Attention: Corporate Secretary

•	by calling our Corporate Secretary, at +852-2543-2290.

How do I learn the results of the voting at the annual meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our current report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the date of the Annual Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available. Any stockholder may also obtain the results from the Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•	by mail, to:

China Precision Steel, Inc.
18th Floor, Teda Building
87 Wing Lok Street, Sheung Wan
Hong Kong
Attention: Corporate Secretary

•	by telephone, at +852-2543-2290.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors.

Our Management

Set forth below are the names of our current directors and officers, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION
Wo Hing Li	64	Director (Chairman)
Hai Sheng Chen	48	Chief Executive Officer and Director
Leada Tak Tai Li	30	Chief Financial Officer
Zu De Jiang	65	Chief Operating Officer
Tung Kuen Tsui	66	Director
David Peter Wong	55	Director
Che Kin Lui	49	Director
Daniel Carlson	43	Non-Executive and Non-Voting Director

Wo Hing Li. Mr. Wo Hing Li has been the Chairman of our Board of Directors since December 28, 2006, and served as our President and Chief Executive Officer from December 2006 through May 2010. In addition, he has been the Chairman and Executive Director of PSHL since May 2002 and the Executive Director of Chengtong since June 2004. From April 2004 until March 2006, Mr. Li served as a Non-Executive Director of China Petrotech Holdings Limited, an oil software and exploration company listed on the Singapore Stock Exchange. From October 2001 to June 2008, Mr. Li served as a director of Medical China Limited, a company listed on the GEM Board of the Hong Kong Stock Exchange. From 1997 to 2001, Mr. Li served as a director of Teda (HK) Holdings Limited. Mr. Li served in various positions within the Grand Finance Group between 1984 and 1997, serving the last seven years as the General Manager of its subsidiary, Grand International (China) Investment Holding Co., Limited. Mr. Li has a Master’s Degree in Business Administration from the Murdoch University of Australia, and a PhD in Management through a program co-organized by the University of International Business & Economics of China and the European University of Ireland.

Hai Sheng Chen. Mr. Hai Sheng Chen is a co-founder of the Company and has been our Chief Executive Officer since May 1, 2010. He also served as an Executive Director and General Manager of the Company and its operating subsidiary, Chengtong, since July 2002. Prior to joining us, Mr. Chen served from July 2001 to July 2002, as the Managing Director of Shanghai Krupp Stainless Steel Co. Limited, a steel processing company, and from August 1999 to May 2001, as the Deputy General Manager of Pudong Steel Co. Limited, a subsidiary of the Baosteel Group, a steel processing company. Mr. Chen has an Executive MBA Degree from China Europe International Business School and a Bachelors Degree in Metallic Pressure Processing from the Beijing University of Science and Technologies.

Leada Tak Tai Li. Leada Tak Tai Li has been our Chief Financial Officer since December 28, 2006. From October 2005 until December 28, 2006, Ms. Li was the Chief Financial Officer of PSHL. Ms. Li has been a Non-Executive Director of STAR Pharmaceutical Limited since August 2009, and was an assistant to the Chairman for the same company between June 2004 and October 2005, where she was assisting with group activities and financial reporting. From November 2003 until May 2004, Ms. Li was an accountant with KPMG Hong Kong, a company engaged in audit, assurances and consulting services, conducting commercial due diligence on businesses in China. From January 2002 until September 2002, Ms. Li was an investment advisor conducting research and analysis with the private equity firm Suez Asia Holdings (Hong Kong) Ltd. In 2003, Ms. Li received her Master’s Degree in Accounting and Finance from Napier University in the U.K., and a Bachelors Degree in Commerce from the University of Melbourne in 2001.

Zu De Jiang. Zu De Jiang has been our Chief Operating Officer since May 1, 2010, and has been with us since our founding in 2002. He served as our Assistant General Manager from February 2002 to February 2007, and has served as Assistant CEO since March 2007. Prior to joining us, Mr. Jiang served from September 1996 to June 2001, as the Deputy General Manager of Shanghai Pudong Stainless Steel Thin Plate Co., Ltd. and from April 1984 to September 1996, as the Deputy Head of Operations of the Cold Rolling Plant at Shanghai Pudong Steel (Group) Co., Ltd. Prior to that, Mr. Jiang held various positions between September 1967 and April 1984 at Shanghai No. 3 Steel Factory, including Division Chief of the Cold Rolling Division. Mr. Jiang graduated from Shanghai Metallurgical Academy in September 1967 and holds a diploma in Steel Rolling.

Tung Kuen Tsui. Tung Kuen Tsui has been a member of our Board of Directors since December 28, 2006. Mr. Tsui has been retired since 1998. From 1995 to 1998, Mr. Tsui served as a Senior Credit Controller for PricewaterhouseCoopers. Prior to working as the Senior Credit Controller, Mr. Tsui held a variety of positions with PricewaterhouseCoopers since 1971, including Senior Manager, Information Systems. Mr. Tsui has a Master of Business Administration from the University of Macau. Mr. Tsui graduated as an Associate Member of Chartered Institute of Secretaries and Administrators in the United Kingdom.

David Peter Wong. David Peter Wong has been a member of our Board of Directors since December 28, 2006. Mr. Wong is the Chief Financial Officer of Private Wealth Partners, LLC, an SEC-registered investment adviser based in California, and has been since November 2005. Mr. Wong served as the Corporate Controller for H&Q Asia Pacific, an Asian private equity firm from November 2002 to October 2005. Mr. Wong was the Corporate Controller of Hellman & Friedman, a private equity firm from January 2002 to September 2002. Mr. Wong is a U.K. Chartered Accountant with six years of public accounting experience with Ernst & Young in London and PriceWaterhouseCoopers in Hong Kong. Mr. Wong has a Bachelor of Arts degree in Economics and Geography from the University of Leeds in the United Kingdom.

Che Kin Lui. Che Kin Lui has been a member of our Board of Directors since December 28, 2006. Mr. Lui has been the Chief Financial Officer of Mirach Energy Limited, an oil exploration and production company listed on the Singapore Stock Exchange, since April 2007. Mr. Lui served as a consultant for Synthesis Consultancy Limited from July 2002 until March 2007. From June 1999 to July 2002, Mr. Lui served as a manager for MVP (HK) Industries Limited, a company engaged in manufacturing household tools. Mr. Lui has a Master’s Degree in Business Administration from the University of Ballarat, Australia, and a diploma in Business Administration from Hong Kong Shue Yan College.

Daniel Carlson. Mr. Carlson is the Chief Financial Officer for Colombia Clean Power & Fuels, Inc. (“CCPF”), an OTCBB publicly traded company focused on developing coal resources in Colombia, using advanced coal processing techniques. Additionally, Dan is CFO of CCPF’s parent company, LIFE Power & Fuels. LIFE, which stands for Low Impact Fossil Energy, is engaged in technologically advanced production of fossil fuels, such as Underground Coal Gasification and Coal to Liquid facilities. Prior to transitioning to his roles with CCPF and LIFE, Dan was a series 7 licensed investment banker with European American Equities, the merchant bank founder of both companies. During his career in finance, he has assisted multiple companies through the reverse merger process and has worked on numerous financings. Mr. Carlson has been involved in the money management industry for over 20 years, having also spent time at Husic Capital, Azure Capital and RCM Capital Management. Mr. Carlson graduated in 1989 from Tufts University with a degree in Economics.

There are no agreements or understandings for any of our executive officers or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Directors are elected until their successors are duly elected and qualified.

Family Relationships

Mr. Wo Hing Li, our current Chairman, is the father of Leada Tak Tai Li, our Chief Financial Officer. There are no other family relationships among any of our officers and directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in Item 13, “Certain Relationships and Related Transactions, and Director Independence – Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website at http://www.chinaprecisionsteelinc.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong.

The Board and Committees of the Board

Our board of directors currently consists of six members: Wo Hing Li, Hai Sheng Chen, Tung Kuen Tsui, Che Kin Lui, David Peter Wong and Daniel Carlson; Mr. Carlson serves as a non-executive, non-voting member of the board of directors.

Our board of directors has established three committees: an audit committee, a compensation committee, and a nominating and governance committee. Each committee is comprised entirely of independent directors. From time to time, our board of directors may establish other committees. Our board of directors has adopted a written charter for each of the committees, each of which is available on our website http://www.chinaprecisionsteelinc.com. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong.

Governance Structure

The Board believes the interests of all stockholders are best served at the present time through a leadership model that separates the roles of the Chairman of the Board of Directors and the Chief Executive Officer. On May 1, 2010, the Board appointed Hai Sheng Chen, to serve as Chief Executive Officer, in lieu of Wo Hing Li, who resigned from this position on the same day, but continues in his role as Chairman of the Board. We have chosen to implement such a governance structure to allow our Chief Executive Officer the ability to focus the majority of his time and efforts on the day to day operations of the Company. Each of our Chief Executive Officer and Board Chairman possesses an in-depth knowledge of the Company, its integrated operations, the domestic and international industry, and the array of challenges to be faced, gained through over 25 years of combined experience. The Board believes that these experiences and other insights put each of them in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to its stockholders. We believe that this governance structure will serve the Company’s shareholders well in the coming years.

Further, the Board has demonstrated its commitment and ability to provide independent oversight of management. A majority of the Board is comprised of independent directors, and 100 percent of the Audit, Compensation, and Corporate Governance committees are independent. Each independent director has access to the Chief Executive Officer and other Company executives on request, may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee.

We encourage our stockholders to learn more about our Company’s governance practices at our website, http://www.chinaprecisionsteelinc.com.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board Committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

•
The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Code of Business Conduct. The Audit Committee members meet separately with representatives of the independent auditing firm.

•
The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Board, Committee and Annual Meeting Attendance

During the fiscal year ended June 30, 2010, the Board held 1 meeting and acted by written consent 3 times. Our Audit Committee and the Governance and Nominating committee met or acted by written consent 1 and 1 times, respectively. In addition, our non-management directors, all of which are independent directors, meet in executive session following Board meetings. Each director attended at least 75% of all Board and applicable committee meetings. Copies of the charters for each of our standing committees may be obtained from our website at http://www.chinaprecisionsteelinc.com.

Our directors are expected to attend board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. We encourage our directors to attend annual shareholder meetings, but we do not have a formal policy requiring them to do so.

Audit Committee and Audit Committee Financial Expert

Tung Kuen Tsui, Che Kin Lui and David Peter Wong serve as members of the Company’s Audit Committee, each of whom our Board determined to be “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. Mr. Wong serves as chair of the Audit Committee.

The purpose of the audit committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The primary function of the audit committee is to oversee the Board by reviewing the financial information that will be provided to the stockholders and others, the preparation of our internal financial statements, and our audit and financial reporting process, including internal control over financial reporting. In addition, our audit committee is responsible for maintaining free and open lines of communication among the committee, the independent auditors and management. Our audit committee consults with our management and independent auditors before the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. The committee is also responsible for considering, appointing, and establishing fee arrangements with our independent auditors and, if necessary, dismissing them. It is not responsible for preparing our financial statements or for planning or conducting the audits.

Our Board of Directors has determined that David Peter Wong possesses the accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

The Report of the Audit Committee regarding the audited financials statements of the Company for the fiscal year ended June 30, 2010 is located on Exhibit A to this Proxy Statement.

Compensation Committee

Our compensation committee consists of Tung Kuen Tsui, Che Kin Lui and David Peter Wong, each of whom are “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. Our compensation committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated. Mr. Che Kin Lui serves as Chair of the compensation committee.

The compensation committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;

•	reviewing and making recommendations to the Board with respect to the compensation of our directors;

•
reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and

•
reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

The Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee consists of Tung Kuen Tsui, Che Kin Lui and David Peter Wong, each of whom is “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The corporate governance and nominating committee assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. Mr. Tung Kuen Tsui serves as Chair of the corporate governance and nominating committee.

The corporate governance and nominating committee is responsible for, among other things:

•	identifying and recommending to the Board nominees for election or re-election to the board, or for appointment to fill any vacancy;

•	reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;

•	identifying and recommending to the Board the directors to serve as members of the Board’s committees; and

•	monitoring compliance with our code of business conduct and ethics.

In identifying and recommending nominees for election or re-election to the board, or for appointment to fill any vacancy, the corporate governance and nominating committee is also committed to engendering Board strength and effectiveness by seeking candidates with a diverse set of business, academic and life experiences and backgrounds who also possess knowledge and skills in areas of importance to the Company. The Committee does not use quotas but considers diversity when evaluating potential new directors.

The Committee identifies director candidates primarily through recommendations made by the non-employee directors. These recommendations are developed based on the directors’ own knowledge and experience in a variety of fields. Additionally the Committee considers recommendations made by the employee directors, stockholders, and others. All recommendations, regardless of the source, are evaluated on the same basis.

Stockholders may send recommendations for director candidates to the Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong. A submission recommending a candidate should include:

•	Sufficient biographical information to allow the Committee to evaluate the candidate;

•	Information concerning any relationship between the candidate and the stockholder recommending the candidate; and

•	Material indicating the willingness of the candidate to serve if nominated and elected.

The procedures by which stockholders may recommend nominees have not changed materially since last year’s proxy statement.

Code of Ethics

Our amended and restated Code of Ethics conforms to the rules and regulations of The Nasdaq Stock Market, Inc., or Nasdaq. The Code of Ethics applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics has been filed as Exhibit 14 to our annual report on Form 10-K, filed on March 31, 2008. Our Code of Ethics is also posted on the corporate governance page of our website at http://www.chinaprecisionsteelinc.com. During the fiscal year ended June 30, 2010, there were no waivers of our Code of Ethics.

Stockholder Communication with the Board of Directors.

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, for submission to the board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or her designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable

There have been no material changes to the procedures by which stockholders may recommend nominees to our Board of Directors since such procedures were last disclosed.

EXECUTIVE COMPENSATION

Summary Compensation Table – Fiscal Years Ended June 30, 2010 and 2009

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Hai Sheng Chen, Chief	2010	20,576	-	-	-	20,576
Executive Officer(1)	2009	9,653	-	-	-	9,653
Wo Hing Li, Chairman and	2010	140,000	-	-	-	140,000
Former Chief Executive Officer (1)	2009	140,000	-	-	-	140,000

(1)
On May 1, 2010, Dr. Wo Hing Li resigned from his position as Chief Executive Officer, effective immediately, and our Board of Directors appointed Mr. Hai Sheng Chen, our General Manager, as Chief Executive Officer. Mr. Li remains in his position as Chairman of our Board of Directors. The compensation reported for Mr. Chen does not reflect the additional compensation that he received as the Chief Executive Officer for the full year as his appointment only took effect on May 1, 2010.

Employment Agreements

We have entered into executive employment agreements with each of Hai Sheng Chen, our Chief Executive Officer, Leada Tak Tai Li, our Chief Financial Officer, Zu De Jiang, our Chief Operating Officer, and Wo Hing Li, our Board Chairman and former Chief Executive Officer. All executive employment agreements were entered into as of January 1, 2007, except Mr. Jiang’s employment agreement which was entered into on May 1, 2010, and will continue indefinitely until terminated in accordance with the terms of agreement. The base salary shown in the Summary Compensation Table above is described in each of the executive officer’s respective employment agreement, and each of them has the right to participate in our employee benefit plans. The executives are also entitled to reimbursement, to the fullest extent authorized by Delaware law, of all expenses incurred or suffered by them in connection with any claim brought against them because of or in connection with their positions with us or any of our affiliates, except to the extent that, such expenses arise as a result of the bad faith, willful misconduct or gross negligence of the executive, or as a result of his or her conviction for a felony.

Each of the executive employment agreements permits us to terminate the executive’s employment at any time by giving a written notice to the executive officer, provided that, if we terminate the executive’s employment without cause, the executive will be entitled to a termination payment equal to six months of his or her then current base salary, payable in six equal installments over the six-month period immediate following the date of termination. We may also terminate for cause, at any time, without notice or remuneration, for certain acts of the executive, including but not limited to a conviction or plea of guilty to a felony, negligence or dishonesty to our detriment and failure to perform agreed duties after a reasonable opportunity to cure the failure. An executive may terminate his or her employment upon thirty days’ written notice if there is a material reduction in his authority, duties and responsibilities or if there is a material breach by us of the terms or conditions of the agreement after a reasonable opportunity to cure the breach. The agreements also provide that, if within 12 months following a change of control, any of the executives are terminated without cause or any of them terminate for good reason, then the vesting and exercisability of 50% of his or her stock options that are unvested at the time of the termination (if any) will accelerate and immediately become vested and exercisable as of the termination date, and will remain exercisable for 12 months following the termination date.

Each of the executive employment agreements contains customary non-competition, confidentiality, and non-disclosure covenants. Specifically, each executive officer has agreed, both during and after he or she is no longer employed by us, to hold in strict confidence and not to use, except as required in the performance of his duties in connection with the employment, any confidential information, technical data, trade secrets and know-how of our company or the confidential information of any third party, including our affiliated entities and our subsidiaries, received by us. The executive officers have also agreed to disclose in confidence to us all inventions, designs and trade secrets which they conceive, develop or reduce to practice and to assign all right, title and interest in them to us. In addition, each of the executive officers has agreed not to, while employed by us and for a period of 3 years following the termination or expiration of the agreement: approach our clients, customers or contacts or other persons or entities, and not to interfere with the business relationship between us and such persons and/or entities; assume employment with or provide services as a director for any of our competitors, or engage in any business which is in direct or indirect competition with our business; or solicit the services of any of our employees.

Outstanding Equity Awards at Fiscal Year End

No unexercised options or warrants were held by any of the named executive officers at year end. No equity awards were made during the year ended June 30, 2010.

Compensation of Directors

The table below sets forth the compensation of our directors for serving as our directors for the fiscal year ended June 30, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Che Kin Lui	31,500	-	-	-	-	31,500
David Peter Wong	37,500	-	-	-	-	37,500
Tung Kuen Tsui	31,500	-	-	-	-	31,500
Daniel Carlson	31,500	-	-	-	-	31,500

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our common stock as of September 20, 2010 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of China Precision Steel, Inc., 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong.

Name & Address of Beneficial Owner	Office, If Any	Title of Class	Amount & Nature of Beneficial Ownership(1)		Percent of Class(2)
Officers and Directors
Wo Hing Li	Director (Chairman)	Common Stock, $0.001 par value	15,349,240		33.0%
Hai Sheng Chen	Chief Executive Officer and Director	Common Stock, $0.001 par value	-		*
Leada Tak Tai Li	Chief Financial Officer	Common Stock, $0.001 par value	200,000		*
Zu De Jiang	Chief Operating Officer	Common Stock, $0.001 par value	-		*
Tung Kuen Tsui	Director	Common Stock, $0.001 par value	-		*
David Peter Wong	Director	Common Stock, $0.001 par value	-		*
Che Kin Lui	Director	Common Stock, $0.001 par value	-		*
Daniel Carlson	Non-Executive and Non-Voting Director		10,000		*
All Officers and Directors as a group (8 persons named above)			15,559,240		33.4%
5% Security Holders
Wo Hing Li		Common Stock, $0.001 par value	15,349,240		33.0%
Hudson Bay Overseas Fund, Ltd. 120 Broadway, 40th Floor New York, New York 10271		Common Stock, $0.001 par value	2,711,110		5.8%
Sander Gerber c/o Hudson Bay Fund, LP 120 Broadway, 40th Floor New York, New York 10271		Common Stock, $0.001 par value	3,851,110	(3)	8.3%
Yoav Roth c/o Hudson Bay Fund, LP 120 Broadway, 40th Floor New York, New York 10271		Common Stock, $0.001 par value	3,851,110	(3)	8.3%
Charles Winkler c/o Hudson Bay Fund, LP 120 Broadway, 40th Floor New York, New York 10271		Common Stock, $0.001 par value	3,851,110	(3)	8.3%

* Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)
A total of 46,562,955 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of September 20, 2010. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)
Includes 2,711,110 shares of our common stock held by Hudson Bay Overseas Fund, Ltd and 1,140,000 shares of our common stock held by the Hudson Bay Fund, LP. Sander Gerber, Yoav Roth and Charles Winkler share voting and investment power over, but disclaim beneficial ownership over, such shares.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

The following table includes the information as of the end of fiscal year 2010 for each category of our equity compensation plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, restricted stock, warrants and rights (a)	Weighted-average exercise price of outstanding options, restricted stock, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	-	-	2,165,220
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	2,165,220

(1)
The China Precision Steel, Inc. 2006 Omnibus Long-Term Incentive Plan was approved by our stockholders on December 27, 2006. The plan is administered by our compensation committee and allows us to grant awards of stock options (including incentive stock options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards to: (i) any employee, officer or director of the Company or our affiliates, or a consultant or adviser currently providing services to the Company or an affiliate; (ii) any outside director; and (iii) any other individual whose participation in the plan is determined to be in the best interests of the Company by the compensation committee. We have reserved a maximum of 2,165,220 shares of our common stock to be issued under the plan. No shares have been awarded under the 2006 Omnibus Long-Term Incentive Plan.

TRANSACTIONS WITH RELATED PERSONS,
PROMOTERS AND CERTAIN CONTROL PERSONS

Transactions with Related Persons

None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates (other than compensation described under Item 11, “Executive Compensation”) since the beginning of our 2010 fiscal year which are required to be disclosed pursuant to the rules and regulations of the SEC.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Director Independence

Messrs. Tung Kuen Tsui, Che Kin Lui and David Peter Wong each serves on our board of directors as an “independent director” as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules.

Policies and Procedures Relating to Transactions with Related Persons

Our current written policies and procedures for review, approval or ratification of relationships or transactions with related persons are set forth in our Code of Business Ethics and Conduct, our Audit Committee Charter, our Nominating and Corporate Governance Committee Charter, and our Board of Directors Charter.

Our Board of Directors is generally required to monitor and manage potential conflicts of interest of management and the Board and as permitted under the Company’s Bylaws, the Board has delegated some of these responsibilities to the Board’s Audit Committee and Nominating and Corporate Governance Committee. Our Audit Committee Charter provides that the Audit Committee is responsible for establishing procedures for the approval of and approve the entry of the Company into any and all related party transactions between the Company and any executive officer or director that would potentially require disclosure pursuant to Item 404 of SEC Regulation S-K. The Audit Committee Charter also mandates that the Audit Committee must approve the entry of the Company into any such related party transaction. Our Nominating and Corporate Governance Committee Charter provides that the Nominating and Corporate Governance Committee is responsible for reviewing and assessing the adequacy of the Company’s Code of Business Ethics and Conduct and other internal policies and guidelines and monitor whether the principles described therein are being incorporated into the Company’s culture and business practices.

Our Code of Business Ethics and Conduct provides a number of specific procedures, requirements, and prohibitions relating to related party transactions. It prohibits directors, officers and employees from accepting simultaneous employment with a Company supplier, customer, developer, or competitor, or from taking part in any activity that enhances or supports a competitor’s position. All directors, officers and employees must disclose to the Company any interest that may conflict with the Company. A director, officer and employee may accept a position as a director of another company only if he or she obtains approval from the Board of Directors; the other company does not compete with the Company; and any compensation received in this capacity is commensurate with its responsibilities.

Our Code of Business Ethics and Conduct generally requires directors, officers, and employees of the Company to avoid conducting Company business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant manner. Where a Company director, officer or employee believes that such a transaction is unavoidable, he or she must fully disclose it to the Company’s Chief Executive Officer. If the Chief Executive Officer deems it material to the Company, the Nominating and Corporate Governance Committee must review and provide advance written approval for such transactions. The Board subsequently reassigned part of this responsibility to the Audit Committee pursuant to the Audit Committee Charter. The most significant related party transactions, especially those involving the Company’s directors or executive officers, must be reviewed and approved in writing in advance by the Company’s Board of Directors. The Board also delegated part of this function to the Audit Committee under the Audit Committee Charter, as explained above. The Company must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given.

Our Code of Business Ethics and Conduct permits waivers of the above policies and procedures as to directors or executive officers only if they are approved in writing by the Board of Directors and promptly disclosed. Any waiver with respect to any employee, agent or contractor must be approved in writing by the Company. Under its Charter, our Nominating and Corporate Governance Committee is also responsible for reviewing requests for any waivers and recommending to the Board whether a particular request should be granted.

Any type of related party transaction not expressly covered by the above policies and procedures is subject to the review and approval of our Board of Directors.

There were no related party transactions since the beginning of the fiscal year ended June 30, 2010 for which our policies and procedures did not require review, approval or ratification, or where our policies and procedures were not followed.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors.

There are currently six directors serving on the Board. At the Meeting, five directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position With the Company	Term as Director of Company	Arrangements for Selection as Director
Wo Hing Li	64	Chairman	December 28, 2006 – present	None
Hai Sheng Chen	48	Chief Executive Officer, Director	December 28, 2006 – present	None
Tung Kuen Tsui	66	Director	December 28, 2006 – present	None
David Peter Wong	55	Director	December 28, 2006 – present	None
Che Kin Lui	49	Director	December 28, 2006 – present	None

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” elsewhere in this Proxy Statement. See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board of Directors that are applicable to all Directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each Director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of Directors and Director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

In its assessment of each potential candidate, including those recommended by shareowners, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each Director be a recognized person of high integrity with a proven record of success in his or her field. Each Director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all Directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company is a NASDAQ listed company that offers products in the steel industry in China. Therefore, the Board believes that a diversity of professional experiences in the steel industry, specific knowledge of key geographic growth areas, and knowledge of U.S. capital markets and of U.S. accounting and financial reporting standards should be represented on the Board.

Summary of Qualifications of Nominees for Director

Set forth below is a narrative disclosure that summarizes some of the specific qualifications, attributes, skills and experiences of our directors. For more detailed information, please refer to the biographical information for each director set forth above.

Director	Titles	Material Qualifications
Wo Hing Li	Chairman	•	Co-founder of the Company
		•	Chief Executive Officer of the Company’s oldest subsidiary since its inception
		•	PhD in Management and Masters in Business Administration
		•	Mr. Li contributes invaluable strategic vision to the Company’s long-term growth with in-depth knowledge of operations in China

Hai Sheng Chen	Director and	•	Co-founder of the Company and its oldest subsidiary
	Chief Executive	•	EMBA in Business Administration
	Officer	•	Expertise in cold rolling and general knowledge of the steel industry with over 20 years of experience
		•	Contributes invaluable long-term knowledge of our business and operations and of the steel industry and the cold rolling niche markets in China

Tung Kuen Tsui	Director	•	Masters in Business Administration
		•	Served with PricewaterhouseCoopers for 27 years prior to his retirement in 1998
		•	Knowledge of U.S. accounting and financial reporting standards.

David Peter	Director	•	Chief Financial Officer of a registered California-based investment adviser
Wong		•	U.K. Chartered Accountant with six years of public accounting experience with Ernst & Young in London and PriceWaterhouseCoopers in Hong Kong
		•	Up-to-date knowledge of U.S. accounting and financial reporting standards and knowledge of SEC rules and regulation

Che Kin Lui	Director	•	Masters in Business Administration
		•	Chief Financial Officer of a company listed on the Singapore Stock Exchange
		•	Experience in accounting and corporate governance as CFO of a listed company.

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Moore Stephens to serve as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2011. Moore Stephens was the Company’s independent registered public accounting firm for the fiscal years ending June 30, 2010 and 2009.

We are asking our shareholders to ratify the selection of Moore Stephens as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Moore Stephens to our shareholders for ratification as a matter of good corporate practice. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Moore Stephens that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of Moore Stephens will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by Moore Stephens for professional services rendered for the fiscal years ended June 30, 2010 and 2009:

	June 30, 2010	June 30, 2009
Audit Fees	$119,000	$114,000
Audit Related Fees	55,000	55,000
Tax Fees	20,000	-
All Other Fees	-	3,000
TOTAL	194,000	172,000

“Audit Fees” consisted of the fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by Moore Stephens in connection with our statutory and regulatory filings or engagements.

“Audit Related Fees” consisted of the fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

“Tax Fees” consisted of the fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

“All Other Fees” consisted of the fees billed for products and services provided by Moore Stephens and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees. Included in such Other Fees were fees for services rendered by Moore Stephens in connection with our S-3 registration statements and private and public offerings conducted during such years.

Our audit committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the audit committee of our Board of Directors.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board of Directors to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board of Directors pre-approved the audit service performed by Moore Stephens for our financial statements as of and for the year ended June 30, 2010.

The Board of Directors recommends a vote FOR ratification of the selection of Moore Stephens as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote for the approval of the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, they will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal No. 3 above. By voting on this Proposal No. 4, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

The Board has not made a recommendation on the frequency of holding an advisory vote on executive compensation. Stockholders may vote for having an advisory vote every year, every two years, or every three years, or they may abstain from voting on this proposal.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of China Precision Steel, Inc. at 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, no later than the close of business on December 31, 2011. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to China Precision Steel, Inc., c/o Corporate Secretary, 18th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

June 9, 2011	By Order of the Board of Directors

/s/ Leada Tak Tai Li
Leada Tak Tai Li
Corporate Secretary

APPENDIX A

REPORT OF THE AUDIT COMMITTEE

Our audit committee, at the direction of our board of directors, has prepared the following report for inclusion in this Annual Report. The audit committee is comprised of Messrs. Wong, Lui and Tsui, three non-employee directors who meet the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an “independent director” within the meaning of the NASDAQ Marketplace Rules. Each audit committee member meets the NASDAQ’s financial literacy requirements. The board of directors has named Mr. David Peter Wong, who meets the NASDAQ’s professional experience requirements, as its audit committee financial expert as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. The audit committee acts pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASDAQ, which is available via our website at http://www.chinaprecisionsteelinc.com.

The audit committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended June 30, 2010 with management and with Moore Stephens, the independent registered public accounting firm retained by the Company to audit its financial statements. The audit committee received and reviewed management’s representation and the opinion of the independent registered public accounting firm that the Company’s audited financial statements were prepared in accordance with United States generally accepted accounting principles. The audit committee also discussed with the independent registered public accounting firm during the 2010 fiscal year the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations.

The audit committee received from Moore Stephens the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Moore Stephens the independence of their firm.

Based upon the review and discussions referenced above, the audit committee recommended to our board of directors, and the board of directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, for filing with the SEC.

Respectfully submitted,

/s/ The Audit Committee
David Peter Wong, Chairman
Che Kin Lui
Tung Kuen Tsui

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings, except to the extent that the Company specifically incorporates it by reference into such filing.

CHINA PRECISION STEEL, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2011

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of China Precision Steel, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated June 9, 2011, and hereby constitutes and appoints Hai Sheng Chen and Leada Tak Tai Li, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders to be held on June 30, 2011, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below:

☐	Wo Hing Li
☐	Hai Sheng Chen
☐	Tung Kuen Tsui
☐	David Peter Wong
☐	Che Kin Lui

Withhold authority for the following:

☐	Wo Hing Li
☐	Hai Sheng Chen
☐	Tung Kuen Tsui
☐	David Peter Wong
☐	Che Kin Lui

2.	Approve the ratification of Moore Stephens as the Company’s accountant for fiscal year ending June 30, 2011.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Advisory vote for the approval of the Company’s executive compensation.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Advisory vote on the frequency of holding an advisory vote to approve the Company’s executive compensation.

ONE YEAR	☐
TWO YEARS	☐
THREE YEARS	☐
ABSTAIN	☐

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE RATIFICATION OF THE SELECTION OF Moore Stephens, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND FOR THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED APRIL 29, 2011 IS UNABLE TO SERVE OR WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated June 9, 2011, and the 2010 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name __________________________________
Name (if joint) ____________________________
Date _____________, 2011

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.